UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2018

Tandem Diabetes Care, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36189	20-4327508
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11075 Roselle Street, San Diego, CA	92121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 366-6900

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ⌧

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ⌧

Item 2.02 Results of Operations and Financial Condition.

On March 1, 2018, we issued a press release reporting our financial results for the fourth quarter and full year ended December 31, 2017. This press release has been furnished as Exhibit 99.1 to this report and is incorporated herein by this reference.

The information provided under this Item 2.02, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or the Exchange Act, or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

2017 Cash Bonus for Named Executive Officers

On February 26, 2018, the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Tandem Diabetes Care, Inc. (the “Company”), approved the payout of a discretionary cash bonus with respect to the fiscal year ending December 31, 2017 for Mr. Brian B. Hansen, the Company’s Executive Vice President and Chief Commercial Officer, Mr. John F. Sheridan, the Company’s Executive Vice President and Chief Operating Officer, and Ms. Leigh A. Vosseller, the Company’s Senior Vice President and Chief Financial Officer. The Compensation Committee was taking action based on the authority delegated to it by the Board. As previously reported, Mr. Kim Blickenstaff, the Company’s President and Chief Executive Officer, declined consideration of a 2017 discretionary cash bonus payment.

The amounts awarded to Messrs. Hansen and Sheridan, and Ms. Vosseller are set forth opposite their names in the table below:

Name	2017 Cash Bonus
Brian B. Hansen	$164,813
John F. Sheridan	$164,813
Leigh A. Vosseller	$96,983

Concurrently, the Committee also approved the payout of a cash bonus of $164,813 to Mr. John Cajigas, the Company’s former Executive Vice President and Chief Financial Officer, pursuant to the terms of Mr. Cajigas’ previously reported Retirement Agreement with the Company.

Item 9.01Financial Statements and Exhibits

(d) Exhibits.

Number	Description
99.1	Press release of Tandem Diabetes Care, Inc. dated March 1, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tandem Diabetes Care, Inc.

By:	/s/ David B. Berger
David B Berger
Executive Vice President, General Counsel and Secretary

Date:  March 1, 2018